OUR GOAL: Establish our T-win® immune-modulating cancer vaccines as the backbone of therapy for multiple cancer types Nasdaq: IOBT Corporate Overview January 2023 Exhibit 99.1

Forward Looking Statements Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our business plan, clinical trials and regulatory submissions. We may, in some cases, use terms such as  “may,” “should,” “would,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties.  Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to the execution of our business plan, success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission.  For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

“Cancer Vaccines: the next immunotherapy frontier” Targeting the immune system 2 key regulators: anti-CTLA-4 and anti-PD1 Recent addition of anti-LAG3 Hallmark results in both quality and durability of response Current treatments don’t address Tregs and TAM (M2) MSDC T-win® IO102-IO103 vaccine provided activity across PD-L1 subgroups in Phase 1/2 study First immune-modulating vaccine designed to target the TME, currently in clinical development In Phase 1/2 study, induced meaningful tumor regression and established durable antitumor response while achieving a favorable safety profile for patients IO 102-IO103 validated mechanism of action in Phase 1/2, enrolling Phase 3 pivotal study Why Now? T-win® IO102-IO103 vaccine has potential to significantly improve current treatment paradigm: Nature Cancer National Geographic, published 22 Dec 2022

IO Biotech's Novel Technology: T-win® Vaccine Platform

Activates and expands T cells to modulate the tumor microenvironment, addressing most important immune suppressive cell types (e.g. Tregs and TAMs)

Seminal discovery of T cells that provide immunity against immune suppressive molecules (e.g., IDO1, PDL1).

T-win Vaccine Platform:

Pioneered first immune modulating therapy directed against cells (Tregs & TAMs) in the TME expressing immune-suppressive proteins (currently in Ph3)

Direct killing of immune suppressive cells (IDO1 & PDL1), including both tumor cells and genetically stable cells in the TME, demonstrated in Ph1/2

Modulation of the TME into a more pro-inflammatory, anti-tumor environment by eradicating IDO and PD-L1 positive Tregs and TAMs

IDO-Specific T cells are Naturally Occuring[1]

High frequency of T cells specific to IDO1 epitopes are found in various cancer patients and healthy individuals


IDO specific INF γ releasing cells/5x10e5 PBMC
125
100
75
50
25
0
HD (n=10)
MM (n=23)
RCC (n=15)
BC (n=9)

HD = healthy donors
RCC = renal cell carcinoma
MM = multiple myeloma
BC = breast cancer

1. Shamaila Munir, et. al. Plos ONE; vol. 7:4, 2012

Non-Confidential Overview 4

Growth Trajectory Supported by Significant Clinical Milestone Momentum Industry Pioneers First immune-modulating cancer vaccine designed to target the TME, currently in Phase 3 clinical development T-win® MOA designed to stimulate pre-existing T cells against both tumors and immune suppressive cells in the TME Infiltrating T cells modulate the TME into an anti-tumor pro-inflammatory environment Shifting the Paradigm 1st line melanoma combo with nivolumab: 46.8 months OS, 80% ORR50% CR and 25.5 months median PFS* (n=30); durable results with favorable safety profile shown in Ph1/2 Current SOC ~45%-58% ORR and ~7-12 months PFS Breakthrough Therapy Designation (BTD) for melanoma granted by FDA based on Phase 1/2 data for IO102-IO103 Forging Ahead in 1st Line Advanced Melanoma Phase 3 initiated: FPI May 2022; enrollment ongoing for global multi-site pivotal trial; potential submission of BLA for accelerated approval based on ORR from interim analysis of 75% of patients, supported by other data Combination with pembrolizumab in 1st line advanced melanoma Potential efficacy and safety profiles may lead to T-win vaccine becoming backbone of future combination therapy Multiple Upside Opportunities in Other Solid Tumors Phase 2 basket trial initiated: FPI April 2022; currently enrolling three cohorts (lung, head and neck, and bladder cancer) Encouraging data from nine evaluable lung patients reported January 2023 Early-stage pipeline targeting additional immune suppressive mechanisms Poised for growth Nasdaq listing (IPO) in Nov. 2021 Cash: ~$142M (12-31-22 – preliminary and unaudited) Continue organizational development in Denmark and United States 5 * January 23 update: One patient was re-evaluated and did not have “real progression” but instead pseudo progression.

T-Win® Vaccine Targets the Immune System

Vaccine designed to engage critical immune suppressive antigens instead of ever-changing targets (e.g. Neoantigens)

T-win vaccine designed to target high value TME proteins	Induction of potent immune response within the TME to enhance killing of tumor cells:	Potential to overcome limitations of previous approaches
(e.g. IDO, PD-L1, arginase)	• Direct killing of target-expressing immunosuppressive cells in the TME • Modulation of the TME into a more pro-inflammatory, anti-tumor environment	



APC
T-win drug candidate
Targeted effector T-cell
MDSC
Tumor cells
Treg
Proinflamatory cytokines
Targeted effector T-cell
Tumor cell death
Tumor-specific T cell
MDSC
Proinflamatory cytokines
Treg
Targeted effector T-cell

1. Subcutaneous injection with T-win vaccine
2. T-win vaccine activates T-cells
3. Vaccine activated T cells attack immune suppressive targeted antigen presenting cells
4. The inflamed TME becomes immune-permissive, enabling further tumor cell killing by the recruited tumor-specific T-cells

Non-Confidential Overview 6

Translating our Science to Clinical Outcomes

Current Pipeline Overview

Program	Line of therapy/ indication	Pre-clinical	Phase 1	Phase 2	Phase 3	Anticipated Next Milestone
IO102-IO103 Targets: IDO, PD-L1	First Line Advanced Melanoma				Melanoma[1]	• Complete enrolling Phase 3
	First Line Solid Tumors[1]			• Lung (NSCLC)[2] • Head & Neck (SCCHN)[2] • Bladder (UBC)[2]		• Encouraging data from nine evaluable NSCLC patients announced January 2023 • Continue enrolling Phase 2 "basket" trial • Additional data in 2023
	Neo-adjuvant / Adjuvant Solid Tumors[1]			• Melanoma • Head & Neck (SCCHN)[2] • Indication TBD		• Initiate Phase 2 "basket" trial in 2H 2023
IO112 Target: Arginase 1	Solid Tumors		Indications TBD IO112			• IND Ready

1. In combination with pembrolizumab
2. NSCLC = non-small cell lung cancer, SCCHN = squamous cell carcinoma of the head and neck, UBC = urothelial bladder cancer

Non-Confidential Overview 8

Melanoma By the Numbers Unresectable / metastatic melanoma is serious and life-threatening Larkin 2019; Robert 2019; Wolchock et al ASCO 2021 Abstract # 9506; Wolchock JCO Vol 40, Issue 2 106,000 Expected New Melanoma Cases 7,200 Expected to Die of Melanoma 37-39 months Median OS 40-50% 5-Year OS Stage IV melanoma patients (untreated) regardless of BRAF mutation status In 2021 in the U.S.: ...but associated with considerable toxicity: 59% grade 3/4 TRAEs, highlighting the need for better tolerated combinations Anti-programmed death (PD)-1 antibodies (e.g. nivolumab and pembrolizumab) lead to a 5-year overall survival rate of 43-51% Anti-cytotoxic T‑lymphocyte associated antigen-4 (CTLA-4) antibody (i.e., ipilimumab) in combination with anti PD-1 antibody (nivolumab) can increase 6.5-year overall survival rate to about 49%...

Positioned for Leadership in the Evolving Melanoma Landscape Our goal: Inducing meaningful tumor regression and establishing durable anti-tumor response while achieving a manageable tolerability profile for patients Future combination therapy Strong potential to become backbone of future triple combination therapies No additional systemic toxicity observed in completed clinical trials Designed to be off-the-shelf vaccine Opdualag learnings (Nivo-LAG-3) Effect only in a subset of patients (PD-L1 low: < 1%) Potential Competitive Advantages Benefit-Risk Ratio In Phase 3 Broad Applicability Our P3 treatment candidate in the desired “quadrant” High PFS, high ORR, low AE’s First mover advantage with IO102-IO103 Consistent results across melanoma subgroups Potential for use across patients regardless of PD-L1 expression Potential broad applicability Across tumor types and stages

T-win® IO102-IO103 Immune-Modulating Cancer Vaccine Phase 1/2 Clinical Trial Non-Confidential Overview In collaboration with the Center for Cancer Immune Therapy

Compelling Phase 1/2 Data Published in Nature Medicine 31.7 months median follow up 46.8 months mOS 25.5* months mPFS 50% CRR 80% ORR (as previously reported in Nature; RECIST1.1= 73.3% ORR) PHASE 1/2 TRIAL December 09, 2021 October 2022 Data Cut Successful Outcomes Drive Continued Clinical Development * January 23 update: One patient was re-evaluated and did not have “real progression” but instead pseudo progression.

PHASE 1/2 TRIAL

Phase 1/2 Trial Design: Metastatic anti-PD1 Naïve Melanoma

TRIAL POPULATION:

- Measurable disease
- First-line metastatic melanoma
- Anti PD-1 / PD-L1 naïve
- Any PD-L1 and BRAF status
- N = 30

IO102-IO103 plus nivolumab

- **Primary objective:** safety and feasibility, secondary objective immunogenicity and tertiary objective clinical efficacy
- IO102-IO103 (100 µg of each peptide) + Montanide adjuvant (max. 15 treatments**, up to 47 weeks**)
- Nivolumab (3 mg/kg) q2w up to 2 years


nature
NATURE Med Publication
MERCK
MSD / Merck Collaboration
FDA
FDA Meetings
ESMO
BTD granted
LBA ESMO
IND
Ph 3 FPI
>80 Active Sites in Ph 3
2020
2021
2022

Non-Confidential Overview
13

Baseline Demographics Patients n = 30 Age (years) Mean (range) 70 (46-85) Sex Female 14 (47%) Male 16 (53%) ECOG Performance status 0 26 (87%) 1 4 (13%) PD-L1 status Positive (≥1%) 17 (57%) Negative (< 1%) 13 (43%) BRAF status (%) Mutant (V600E, V600K) 11 (37%) Wild-Type or non-V600 mutation 19 (63%) Patients n = 30 Stage (8th edition JACC) (%) M1a 6 (20%) M1b 6 (20%) M1c 18 (60%) LDH (%) Normal 19 (63%) Elevated > ULN 11 (37%) Liver metastases (%) Yes 10 (33%) No 20 (67%) Number of metastatic sites 1 7 (23%) 2-3 17 (57%) > 3 6 (20%) Data as published in Nature Medicine December 2021 Patient characteristics Majority of patients had one or more poor prognostic factors: 43% PD-L1 negative 60% M1c 37% high LDH Baseline characteristics are largely similar to those in other trials PHASE 1/2 TRIAL

Unprecedented ORR and CRR Data as published in Nature Medicine December 2021 *Two of the 24 responding patients progressed before subsequent radiological confirmation ** Radiologically confirmed at subsequent imaging Best Overall Response Investigator Review Responders – ORR* 24 80% Best Overall Response Rate (RECIST 1.1**) 22 73.3% Complete Response Rate 14 46.7% Partial Response Rate 8 26.7% SD 0 0% PD 6 20% Total 30 100% ORR – PDL1 negative only (n = 13) 7 54% Data externally confirmed ORR and CRR externally confirmed with subsequent blinded review Ipi / Nivo ORR: 58% and CRR: 22% (Larkin 2019) Nivolumab or pembrolizumab ORR 45% - 46% (Larkin 2019 and Robert 2019) PHASE 1/2 TRIAL

PHASE 1/2 TRIAL

Change in Target Lesion Size by Patient


100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
34 11 9 17 4 2 16 7 42 29 37 35 8 39 6 20 12 13 23 22 27 38 10 15 24 1 3 5 14 18
M
CR
PR
PD
Elevated LDH
PD-L1 negative
M1c
BRAF mutation

Key take away

- **Even patients with poor prognostic factors show clinical benefit (e.g. M1c and elevated LDH)**

Source: Kjeldsen, et. al. *Nature Medicine*; Dec 9, 2021
Data as published in *Nature Medicine* December 2021

Updated February 2021

Non-Confidential Overview

16

Rapid and Durable Responses Source: Kjeldsen, et. al. Nature Medicine; Dec 9, 2021 Data as published in Nature Medicine December 2021 As of December 2021, median duration of response not reached Updated February 2021 Time and Duration of Response Time Since First Injection (Months) † † † † † † † † 11 34 9 17 2 4 37 8 16 42 18 39 38 35 6 10 29 27 24 22 23 20 15 7 14 13 12 5 3 1 U U PR start CR start Progression CR PR PD Response ongoing † Death Died due to severe nivolumab induced side effects Elevated LDH PD-L1 negative M1c U Unconfirmed PR M BRAF mutation M M M M M M M M M M M PHASE 1/2 TRIAL Key take away Early responses (12 weeks) and deepening of responses up to 18 months after treatment initiation Durable and deep (CR) responses in patients with poor prognostic factors

Rapid, Deep and Durable Responses Complete Response (CR) Partial Response (PR) Progressive Disease (PD) Source: Kjeldsen, et. al. Nature Medicine; Dec 9, 2021 Updated February 2021 PHASE 1/2 TRIAL

Phase 1/2 vs. Contemporaneous Matched Historical Controls CR = complete response, ORR = overall response rate Significantly higher ORR than matched historical controls – suggesting that the response observed with the combination therapy was unlikely to be due to patient selection bias Efficacy results in the matched historical cohort were comparable with Phase 3 benchmarks BOR Phase 1/2% (95% CI) (Jan’20) Matched dataset % (95% CI) N 29 60 CR 41.4% (25% - 60%) 12% (6% - 22%) ORR 79.3% (61% - 90%) 41.7% (31% - 53.3%) Comparison with contemporary anti PD-1 treated patients from the National Danish Metastatic Melanoma Database 938 anti PD-1 treated patients were extracted 218 patients were eligible for comparison and matching 60 patients were found to match The ORR (79.3% vs. 41.7%) and CR (41.4% vs. 12%) - was significantly higher PHASE 1/2 TRIAL

Phase 1/2: Encouraging Long-term Follow-up mPFS = 780 days (25.6 months) Median duration of follow-up = 27.3 mo mOS (N = 30) Not yet reached at December ‘21 mOS 46.8 months at October ‘22 Median PFS of 25.6 months in February 2021 Median PFS of 25.3 months in June 2021 Median PFS of 25.5 months in October 2022 (updated) Ipi / Nivo mPFS 12 months mOS Ipi / Nivo > 60.0 mo (95%CI, 38.2 to NR). mOS nivolumab = 36.9 mo (95% CI, 28.2 to 58.7) Larkin NEJM 2019 Progression Free Survival Overall Survival PHASE 1/2 TRIAL

Attractive Safety Profile Potential to Become the Backbone of Combination Therapy No increase in systemic Grade 3+ AE’s when combining IO102-IO103 with anti PD-1 High Grade (CTCAE 3-5) = 17% Comparable with CM-066 (15%) and KN-006 (17%) TRAEs Leading to Discontinuation = 17% CM-066 (9%) and KN-006 (10%) Ipi/Nivo from Registrational Phase 3 High grade AEs occurred in 59% and TRAEs led to discontinuation in 42% of patients 77% of patients experienced local injection site reactions, most likely due to the Montanide adjuvant. All the AEs leading to treatment discontinuation were considered by the investigator to be related to nivolumab. The rate of treatment-related adverse events leading to discontinuation of both nivolumab and IO102-IO103 was 17%. PHASE 1/2 TRIAL Larkin 2019, Robert 2019, Wolchock et al ASCO 2021 Abstract # 9506

IO102-IO103 Immune-Modulating Cancer Vaccine: Ongoing Clinical Trials

Pivotal Phase 3 Trial Design in 1st Line Melanoma

IOB-013 / KN-D18 currently enrolling at 80 active sites

Eligibility Criteria

- N=300
- Advanced melanoma
  - Unresectable Stage III
  - Metastatic Stage IV
- > 6 mo. after adj. neo-adjuvant aPD-1
- Measurable disease (RECIST 1.1)
- ECOG PS 0-1
- Stable CNS disease is allowed

Stratify

- Stage (Low vs high risk)
- BRAF (mut vs WT)

1:1

- IO103-IO102 and Pembrolizumab 200mg q3w (N= 150)
- Pembrolizumab 200mg q3w (N= 150)

Endpoints

Primary endpoint:

- PFS by central review

Secondary endpoints:

- ORR, DRR, CRR, OS, DoR, TTR, DCR
- Incidence of AEs and SAEs
- Quality of life
- Biomarkers in blood and tumor tissue will also be assessed

Potential to file for accelerated approval based on interim ORR analysis at one year after 75% of patients have been enrolled

DRR = durable response rate, CRR = complete response rate
ClinicalTrials.gov indentifier: NCT05155254

Non-Confidential Overview 23

Phase II Basket (IOB-022/KN-D38) Phase II Basket (IOB-032/PN-E40) 1st Line Solid Tumors Neoadjuvant & Adjuvant Solid Tumors Lung (NSCLC) Head & Neck (SCCHN) Bladder (UBC) Melanoma Head & Neck (SCCHN) Additional Indications IO102-IO103: Additional Opportunities Multiple potential opportunities in various cancer settings with limited anti-PD-1 mAb efficacy or tolerability and toxicity concerns FIRST LINE SOLID TUMORS, NEO-ADJUVANT/ADJUVANT SOLID TUMORS NSCLC = non-small cell lung cancer, SCCHN = squamous cell carcinoma of the head and neck, UBC = urothelial bladder cancer

Phase 2 Solid Tumor Basket Trial

IOB-022 / KN-D38 currently enrolling

Eligibility Criteria

- N=up to 30 per cohort
- Previously untreated metastatic solid tumors
- No prior 1-line therapy
- Measurable disease
- ECOG 0 or 1

→

Stratify[1]

NSCLC
PD- L1 TPS ≥ 50%

SCCHN (HPV +/-)
PD- L1 CPS ≥ 20

UBC
PD-L1 CPS ≥ 10

→

IO103-IO102 and
Pembrolizumab 200mg q3w

Endpoints

Primary endpoint:

- ORR

Secondary endpoints:

- DOR, CRR, PFS, OS, DCR, TTR, safety

1. NSCLC = non-small cell lung cancer, SCCHN = squamous cell carcinoma of the head and neck, UBC = urothelial bladder cancer

DRR = durable response rate, CRR = complete response rate

Non-Confidential Overview

25

IOB-022: Encouraging initial data NSCLC cohort < 2 cycles of IO102-IO103 Key take away All patients have had one scan at 9 weeks post treatment To be considered efficacy evaluable, patients must have had at least 2 cycles of IO102-IO103 Encouraging early data Best Percentage Change from Baseline (%)[2] Patient ID

Moving Forward

Team of Leaders with a Strong Track Record in Discovery & Development Mai-Britt Zocca, PhD President and CEO 20 years industry and oncology drug development experience PhD in medicine (Immuno-Oncology) Serial life sciences entrepreneur, corporate strategy, financing and management, board member Eva Ehrnrooth, MD PhD Chief Medical Officer 20+ years in oncology & drug development Board certified clinical oncologist with a PhD in molecular oncology Successfully led multiple phase 3 oncology programs across multiple solid tumor indications leading to global registration Muhammad Al-Hajj, PhD Chief Scientific Officer 18+ years in oncology drug discovery PhD in molecular genetics with postdoctoral training in cancer and stem cell biology Leadership in oncology and immunotherapy translational sciences within pharma and biotech Amy Sullivan, MBA Chief Financial Officer 30 years experience in life sciences industry Extensive experience with corporate strategy and investor relations for early through commercial-stage biotech Deep U.S. network and experience Raised >$2B in capital, incl. public equity in U.S. and EU

Recap and Upcoming Milestones Multiple milestones in 2023 across indications These are not projections; they are targets/goals and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of the preliminary prospectus. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals. IO102-IO103 (PD-L1, IDO) - Dual Epitope 2022 2023 Phase 3 Melanoma First-line advanced First patient randomized/dosed – May Completion of Enrollment Phase 2 Basket Trials NSCLC SCCHN, UBC First-line metastatic First patient dosed – April Additional Data Melanoma and SCCHN Neo-adjuvant / adjuvant Initiate Phase 2 in one indication in 2H2023 IO112 (Arginase) Phase 1/2 Solid tumors - IND Ready

Thank you info@iobiotech.com